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                                                                  Exhibit 10.24B

[LOGO OF GREYROCK CAPITAL]

                           Amendment to Loan Documents

Borrowers:    Seer Technologies, Inc. and Level 8 Systems, Inc.

Address:      8000 Regency Parkway
              Cary, North Carolina  27511

Date:         March 9, 2000

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL, a Division of Banc of America Commercial Finance Corporation ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024 and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated March 31, 1999 (as amended from time to time, the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Replacement Term Loan Due Date. Section 1(c)(1) of the Schedule, which currently reads as follows:

     "(1) The Replacement Term Loan shall be due and payable, in full, on the earlier of (A) March 1, 2001, or (B) any termination of this Agreement",

     is hereby amended in its entirety to read as follows:

     "(1) The Replacement Term Loan shall be due and payable, in full, on the earlier of (A) December 31, 2001, (B) the Receivable Loan Maturity Date (defined below), or (C) any termination of this Agreement".

     2. Representations True. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     3. General Provisions. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all

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of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.


Borrower:                                       Borrower:

Seer Technologies, Inc.                         LEVEL 8 SYSTEMS, INC.

By /s/ Steven Dmiszewicki                       By /s/ Steven Dmiszewicki
  ----------------------------                     ----------------------------
  President or Vice President                      President or Vice President

By /s/ Dennis McKinnie                          By /s/ Dennis McKinnie
  ----------------------------                     ----------------------------
  Secretary or Ass't Secretary                     Secretary or Ass't Secretary


Greyrock:

Greyrock Capital,
a Division of Banc of America Commercial
Finance Corporation

By     /s/  Lisa Nagano
  ----------------------------
Title  Sr. Vice President
     -------------------------

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